UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
April 23, 2001
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Summary information of the Company dated April 23, 2001.


This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2000 and subsequent filings.


Overview of LabCorp
 - Nationwide network of 24 primary testing facilities and 900 patient service centers
 - Conducts tests on 260,000 specimens daily
 - Offers more than 4,000 test procedures
 - Serves over 200,000 physicians and other health care providers
 - More than 18,000 employees nationwide


The Clinical Laboratory Testing Market
US market is approximately $32-34 billion

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   85%
Independent Clinical Labs  39%        LabCorp($1.919b)             15%
Physician Offices          12%

Source: Company estimates, industry reports & 2000YE revenue for LabCorp


Strategic Goals
 - Strengthen standing as a national laboratory that provides a full range of laboratory services

 - Leverage broad-reaching infrastructure to expand leadership position in esoteric and genomic testing

2001 Strategic Approach
 - Maintain national coverage for all key customers
 - Expand upon leading position in genomic testing
 - Evaluate appropriate acquisition candidates
 - Continue to move to single billing system
 - Develop strategy to tap full potential of LabCorp's extensive database


Genomic Strategy
UTILIZE DNA TESTING LEADERSHIP TO EXECUTE GENOMIC LEADERSHIP
STRATEGY

 - First to offer HIV PCR
 - First to offer HIV viral load
 - First to offer HIV genotyping and phenotyping
 - Leader in hepatitis C PCR testing (CMBP;NGI)
 - Leader in pharmacogenomic clinical trials testing
   (Her-2 neu/Herceptin)
 - Partner with specialized test companies
 - Acquire specialized test companies
 - Use clinical trials to identify diagnostic opportunities first
 - License/co-develop new technologies (NGI-oncology markers)
 - Provide bridge from "Classic Genomic" companies to first patient applications-diagnostic testing











Financial Performance
Price & Volumes:  Trends by Payor Type

                       *Pro-Forma                                 YTD MAR
                          1999                 2000                 2001
                     PPA   Accessions     PPA  Accessions       PPA  Accessions
                      $    millions        $    millions         $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   21.46    27.0        22.42   27.1         22.87     6.8
Patient               92.56     2.3       102.87    2.2        107.84     0.6
Third Party           27.75    11.7        29.80   10.3         32.26     2.9
(MC/MD/Insurance)
Managed Care
 - Capitated          10.06     8.4         9.61   10.6         10.50     2.8
 - Fee for service    39.28    12.7        42.32   16.0         43.21     4.2
                      -----    ----        -----   ----         -----     ---
Total                 27.68    21.1        29.25   26.6         29.93     7.0
                      -----    ----        -----   ----         -----     ---
LabCorp Total        $27.35    62.1       $28.98   66.2        $30.34    17.3

*(1) Adjusted accessions for Client
 (2) Reported PPA for Client was $22.36 with 25.9 accessions
 (3) Reported PPA for Company was $27.84 with 61.0 accessions


Financial Performance
Revenue Analysis by Business Area

                             YTD MAR 2000
                  REVENUE      ACCN     %ACCNS      PPA
                 $Million       000     to total     $
                ---------     ------   --------    ------
Esoteric:
Genomic
(CMBP/NGI)
                  30.6         275.0     1.7%      111.22

Other Esoteric
 (Powell CET)
                  43.2         925.9     5.7%       46.71

Core:            388.9      15,135.5    92.6%       25.69
                 -----      --------    -----       -----

Total:           462.7      16,336.4   100.0%       28.32
                 =====      ========   ======       =====












Financial Performance
Revenue Analysis by Business Area

                             YTD MAR 2001                    00 vs 01
                                                               PPA
                    REVENUE     ACCN    %ACCNS    PPA         Incr/
                    $Million     000   to total    $          (Decr)
                   ---------   -----   --------  -----       ---------
Esoteric:
Genomic
(CMBP/NGI)
                   39.7        330.0    1.9%     120.38        8.2%

Other Esoteric
 (Powell CET)
                   48.2      1,085.2    6.3%      44.39      (5.0)%

Core:             437.5     15,903.1   91.8%      27.51        7.1%
                  -----     --------   -----      -----        ----
Total:            525.4     17,318.3  100.0%      30.34        7.1%
                  =====     ========  ======      =====        ====


Year-End Financials
                           12-31-98        12-31-99     12-31-00*
                           --------        --------     --------

     Revenue                1,612.6         1,698.7      1,919.3
     Operating Expense      1,485.0         1,549.0      1,669.2
                            -------         -------      -------
     Operating Income         127.6           149.7        250.1
                            =======         =======      =======
                 Margin         7.9%            8.8%        13.0%
     EBITDA                   210.4           233.4        339.7
                            =======         =======      =======
                 Margin        13.0%           13.7%        17.7%
     Bad Debt % to revenue     10.2%           11.3%        10.2%
     DSO                         83              74           68

*2000 actual excludes restructuring charge of $4.5. If this charge is included, operating income would be $245.6 and EBITDA would be $335.2.




First Quarter Operating Results

                                        03/31/00       03/31/01
                                        --------       --------
           Revenue                        462.7          525.4
           Operating Expense              405.3          438.1
                                          -----          -----
           Operating Income                57.4           87.3
                                          =====          =====
                Margin                     12.4%          16.6%
           EBITDA                          78.3          110.3
                                          =====          =====
                Margin                     16.9%          21.0%
           Bad Debt % to revenue           10.2%           9.7%
           DSO                               72             67


2001 First Quarter Achievements
 - Increased revenues 13.6% (price 7.4%; volume 6.2%)
 - Increased EBITDA 41%
 - Increased diluted EPS 63%
 - Announced acquisition of Path Labs in New England
 - Two-for-one stock split planned(announced in April)

2000 Financial Achievements
 - Increased revenues 13% (volume 9%; price 4%)
 - Increased EBITDA 46%
 - Increased diluted EPS 186%*
 - Increased operating cash flow 37%
 - DSO reduced 6 days from year end 1999 to 68 days
 - Reduced interest rate to LIBOR plus 37.5 basis points

*Does not include effects of a $4.5 million restructuring charge.
If this charge is included, diluted EPS increased 178.0%


2000 Accomplishments
 - Six acquisitions, including National Genetics Institute in
   Los Angeles
 - 1 for 10 Reverse Stock Split completed
 - Preferred Stock called for redemption
 - Contracts with Cigna, Aetna U.S. Healthcare, UnitedHealthcare,
   Health Trust and AmeriNet
 - Successful placement of 6.5 million shares formerly held by Roche
 - S & P rating increased to investment grade
 - Introduced HIV GENOSURE -TRADEMARK-, new in-house genotyping assay

Financial Goals for 2001
 - Increase overall revenues by approximately 11%
 - Increase EBITDA margins to approximately 21% of sales
 - EPS growth of approximately 50% compared to 2000
 - Reduce debt by approximately $132 million
 - Lower DSO to the mid 60's range


Financial Goals for 2002
 - Increase overall revenues in approximately the same range as for 2001
 - EPS growth of approximately 30% compared to 2001
 - More specific guidance will be provided later in the year 2001

Opportunity for Investors
 - A proven strategy for growth
 - LabCorp is a pioneer in identifying and commercializing innovative technologies-the first to fully embrace molecular diagnostics
 - LabCorp's national infrastructure connects large scale proficiency with wide scale technological expertise
 - New advances in scientific research will generate growth and demand for molecular testing

IOM STUDY
 - Requested by Congress - Balanced Budget Act of 1997
 - "Clinical lab tests are an essential component of health care... and are likely to play an even greater role in the detection, treatment and monitoring of disease in the 21st Century"
 - Includes 12 positive recommendations for Medicare payment system
 - Recognizes need to take action to ensure future access of beneficiaries to important new diagnostic testing technologies


Other Financial Information
Quarter Ended March 31, 2001
($ in millions,except per share amounts)

Depreciation                               $13.8
Amortization                               $ 9.2
Goodwill amortization                      $ 6.0
Diluted EPS before goodwill amortization   $ 1.40
Capital expenditures                       $12.7
Cash flows from operations                 $64.5
Bad debt as a percentage of sales            9.7%
Effective interest rate on term loan         5.77%
Days sales outstanding                      67




SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer

Date: April 23, 2001